UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)

May 21, 2008
____________________________________________________

PaperFree Medical Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada	98-0375957
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

1817 Dogwood Dr,
Kokomo, Indiana 46902
 (Address of principal executive offices)

Michael Gelmon, President
1925 Century Park East, Suite 500
Los Angeles, CA  90067
 (Name and address of agent for service)

(765) 456-1089
(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

1. RESIGNATION OF REGISTRANT'S DIRECTORS:

PaperFree Medical Solutions, Inc., a Nevada corporation (the "Corporation") accepted the resignations of David Bailey, T. Marshall Wilde, and William L  Sklar. Effective May 21, 2008, they will no longer serve as directors and officers of the Corporation.

 The resignation was not motivated by a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

2. APPOINTMENT OF REGISTRANT'S OFFICERS AND DIRECTORS:

As recommended by The N.I.R. Group LLC, on May 21, 2008 Michael Gelmon was appointed Chairman, President, Secretary, Treasurer, Director and Chief Financial Officer of the Registrant.

SECTION 9.  EXHIBITS.

(c)  Exhibits

Exhibit No.        Description
-----------     --------------------------
10.01
Michael Gelmon Letter of Consent to Act.

17.01
David Bailey, T. Marshall Wilde, William L. Sklar  Letter of Resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPERFREE MEDICAL SOLUTIONS, INC.
By: /s/ Michael Gelmon
Michael Gelmon
Date: May 21, 2008